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                                                                  EXHIBIT 10.61

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment ("First Amendment") to the Employment Agreement by and between DSI Toys, Inc. ("Employer") and Joseph S. Whitaker ("Employee") is hereby made to be effective the 1st day of December, 2001.

                                   WITNESSETH

1. Employer and Employee entered into that certain Employment Agreement dated June 1, 2001 ("Agreement").

2. Employer and Employee mutually agree to hereby amend certain terms and provisions of said Employment Agreement.

                                    ARTICLE I

1.1 Effective December 1, 2001, the position set forth in Paragraph 1.2 of the Agreement is President and Chief Executive Officer.

1.2 The term as set forth in Paragraph 1.3 of the Agreement is hereby extended and shall end on November 30, 2004.

                                   ARTICLE II

2.1 Effective December 1, 2001, the base salary as set forth in Paragraph 2.1 of the Agreement shall be One Hundred Eighty Thousand Dollars ($180,000.00) per year.

2.1(a) Effective December 1, 2001, Paragraph 2.1 (a) of the Agreement is hereby restated in its entirety as follows: "At a minimum, the Base Salary shall be adjusted annually on December 1, commencing December 1, 2002, to reflect any increase in the Consumer Price Index - All Urban Wage Earners (the "Index"). The Base Salary will not be adjusted downward to reflect any decrease in the Index

2.2 Effective December 1, 2001, the automobile allowance set forth in Paragraph 2.10 of the Agreement shall be Seven Hundred Fifty Dollars ($750.00) per month.

       EXCEPT and as herein altered, changed and amended the Agreement remains in full force and effect.

       IN WITNESS WHEREOF, the Parties have executed this First Amendment in duplicate originals to be effective the 1st day of December, 2001.

EMPLOYER                                             EMPLOYEE
DSI Toys, Inc.

By: /s/ THOMAS V. YARNELL                            /s/ JOSEPH S. WHITAKER
   --------------------------------------            ---------------------------
   Thomas V. Yarnell                                 Joseph S. Whitaker
   Vice President / General Counsel